UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 10, 2011

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.       Submission of Matters to a Vote of Security Holders.

On May 10, 2011, Cummins Inc. (the “Company”) held its 2011 annual meeting of shareholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s shareholders voted on the following proposals:

  The election of ten directors for a one year term to expire at the Company’s 2012 annual meeting of shareholders;

  An advisory vote on the compensation of the named executive officers;

  An advisory vote on the frequency of the advisory vote on executive compensation; and

  The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s auditors for 2011.

As of the March 14, 2011 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 197,038,046 shares of the Company’s common stock, $2.50 par value per share, were outstanding and entitled to vote, each entitled to one vote per share.  Approximately 87% of all votes were represented at the Annual Meeting in person or by proxy. The following are the final votes on the matters presented for shareholder approval at the Annual Meeting:

Election of Directors

Name	For	Against	Abstain	Broker Non-Votes
Theodore M. Solso	144,832,990	9,331,872	502,407	17,536,693
N. Thomas Linebarger	153,895,582	279,238	492,449	17,536,693
William I. Miller	143,743,887	10,363,936	559,446	17,536,693
Alexis M. Herman	146,249,101	7,916,364	501,804	17,536,693
Georgia R. Nelson	148,113,821	6,047,184	506,264	17,536,693
Carl Ware	149,102,622	5,002,205	562,442	17,536,693
Robert K. Herdman	149,092,888	4,996,220	578,161	17,536,693
Robert J. Bernhard	153,905,394	193,016	568,859	17,536,693
Dr. Franklin R. Chang-Diaz Stephen B. Dobbs	153,882,698 153,952,752	268,919 159,911	515,652 554,606	17,536,693 17,536,693

Advisory Vote on  the Compensation of the Named Executive Officers

For	Against	Abstain	Broker Non-Votes
139,228,073	14,663,555	775,641	17,536,693

Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
138,030,516	337,577	15,629,596	669,580	17,536,693

Consistent with the greatest number of votes cast with respect to this proposal, the Company’s Board of Directors has determined that the Company will hold an advisory vote on the compensation of the Company’s named executive officers every year until the next required advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers as required pursuant to Section 14A of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Ratification of PricewaterhouseCoopers LLP

For	Against	Abstain

166,274,430	5,478,702	450,830

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2011

CUMMINS INC.
/s/ Marsha L. Hunt ______________________________ Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)